UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2025

ESH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41718	87-4000684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 Park Ave S, Suite 89898

New York, NY 10003

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-287-5022

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares	ESHA	The Nasdaq Capital Market
Rights	ESHAR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure set forth in Item 5.07 of this Current Report on Form 8-K with respect to the Trust Amendment (as defined below) is incorporated by reference into this Item 1.01.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth below in Item 5.07 of this Current Report on Form 8-K with respect to the Extension Amendment (as defined below) is incorporated by reference into this Item 5.03.

The Company filed the Extension Amendment with the Secretary of State of the State of Delaware on December 3, 2025.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 3, 2025, ESH Acquisition Corp. (the “Company”) held an annual meeting of stockholders as a virtual meeting, conducted via live audio webcast (the “Annual Meeting”). At the Annual Meeting, holders of 3,550,987 of the Company’s shares of common stock were represented in person or by proxy, which represented approximately 91% of the shares of common stock issued and outstanding and entitled to vote as of the record date of November 17, 2025.

Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Annual Meeting and the final voting results are indicated below. Each Proposal voted on at the Annual Meeting is described in detail in the in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 20, 2025 and mailed to stockholders (the “Definitive Proxy Statement”).

Approval of Proposal 1 - Extension Amendment Proposal

The Company’s stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide the Company with the right to extend the date by which the Company must consummate its initial business combination (the “Business Combination”), for up to 6 additional one-month periods after December 16, 2025 (and ultimately no later than June 13, 2026) (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”). The foregoing description of the Extension Amendment is qualified in its entirety by the full text of the Extension Amendment, which is filed as Exhibit 3.1 hereto, and incorporated herein by reference.

Votes For	Votes Against	Abstentions
3,550,987	0	0

Approval of Proposal 2 - Trust Amendment Proposal

The Company’s stockholders approved a proposal to amend the Investment Management Trust Agreement, dated June 13, 2023 and as amended December 4, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to give the Company the right to extend the date on which Continental must liquidate the Trust Account established in connection with the Company’s initial public offering if the Company has not completed its initial business combination, for up to 6 additional one-month periods after December 16, 2025 (and ultimately no later than June 13, 2026) (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”). The foregoing description of the Trust Amendment is qualified in its entirety by the full text of the Trust Amendment, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Votes For	Votes Against	Abstentions
3,550,987	0	0

Approval of Proposal 3 - The Director Election Proposal

The Company’s Class B Common Stock holders approved the election of seven directors (each of James Francis, Jonathan Morris, Allen Weiss, Christopher Ackerley, Christina Francis, Jonathan Gordon and Thomas Wolber) of the Company to serve until the Business Combination or until such directors’ successors have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal.

Votes For	Votes Against	Abstentions
10,000	0	0

A proposal to adjourn the Special Meeting to a later date was not presented because there were sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Item 8.01. Other Events.

In connection with the votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal, the holders of 526,731 shares of Class A common stock properly exercised their right to redeem their shares for cash. After giving effect to such redemptions, there will be (i) an aggregate of 3,365,650 shares of Class A common stock outstanding, comprised of 213,150 shares of Class A common stock held by public stockholders, 287,500 shares of Class A common stock held by the Representatives (as defined in the Definitive Proxy Statement) and 2,865,000 shares of Class A common stock held by ESH Acquisition Sponsor, LLC (the “Sponsor”), and (ii) 10,000 shares of Class B common stock held by the Sponsor.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10-K filed with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of ESH Acquisition Corp., dated December 3, 2025
10.1	Amendment No. 2 to Investment Management Trust Agreement, dated December 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2025	ESH ACQUISITION CORP.

	By:	/s/ James Francis
	Name:	James Francis
	Title:	Chief Executive Officer